                                                                   EXHIBIT 10.48

                       INDEPENDENT CONSULTANT AGREEMENT
                       --------------------------------

     THIS AGREEMENT is made and entered into at Tacoma, Washington this 28th day of November, 2000, by and between Insynq Inc., a Delaware corporation (hereinafter referred to as "Insynq"), and My Partner Online, Inc., a Washington corporation and Summer J. Mathews, an individual and its President (hereinafter referred to as "Consultant").

     This Agreement is made with reference to the following facts and objectives:

                                   RECITALS

     WHEREAS, Insynq core business includes ASP Solutions and proprietary technology; and

     WHEREAS, Consultant is known by INSYNQ to possess the knowledge of online small business accounting solutions, have substantial, contacts within the industry, and to possess the creative wherewithal to create new revenue streams for or add value to INSYNQ by identifying new or additional strategic partners, and through keeping INSYNQ at the forefront of new markets created by emerging technologies, and by presenting new business opportunities through joint ventures with outside companies or patties; and

     WHEREAS, Consultant desires to invest a substantial portion of her time and energies to help INSYNQ meet these goals and INSYNQ desires to engage Consultant's services; and

     WHEREAS, INSYNQ and Consultant desire to enter into this agreement whereby Consultant will furnish services to INSYNQ, and INSYNQ will compensate Consultant, on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the foregoing and the covenants and premises hereinafter set forth to be performed hereunder, and intending to be legally bound, the parties agree as follows:

                                   AGREEMENT

     1.   Engagement of Consultant.  In addition to the general consulting
          ------------------------
services set forth in paragraph 2 herein, INSYNQ hereby retains the services of Consultant, and Consultant hereby accepts its engagement to act as consultant on such projects as INSYNQ and Consultant shall mutually determine on the terms and conditions set forth in this agreement.

     2.   General Consulting Services; Member of Board of Directors.  Consultant
          ---------------------------------------------------------
shall perform the following services at the request of INSYNQ's management:

          a.   Strategic planning;
          b.   Identify and pursue strategic alliances;
          c. Evaluate and develop cooperative venture proposals and participate in negotiations at the request of management;
          d. Evaluate merger and acquisition proposals and participate in negotiations at the request of management;

          e. Investigate and evaluate financing or venture capital investment opportunities;
          f. Travel to perform the aforesaid services as requested by management.

     3.   Non-Exclusive Services.  Consultant will devote a significant part of
          ----------------------
her productive time and energy to the business of INSYNQ as reasonably necessary to perform the services described in this agreement. During the term of this agreement, Consultant may provide consulting services to other clients in businesses that may indirectly compete with INSYNQ. The parties recognize that the demands on Consultant's time to adequately perform the services hereunder will vary from time to time according to each project. Consultant will both use her best efforts to communicate with INSYNQ's management regarding any demands on Consultant's time or availability to the extent that the same can reasonably be anticipated. Consultant shall be required to devote at least one-third but no more than one-half of Consultant's productive time and energy to the business of INSYNQ

     4.   Term.  The term of this agreement is for three months (3) commencing
          ----
December 1, 2000 and ending February 28, 2001. This agreement shall automatically renew for additional successive terms of Three months (3) unless either party notifies the other party in writing not less than thirty (30) days prior to the end of the term, including any extensions thereof, of said party's intent not to renew.

     5.   Compensation of Consultant.
          --------------------------

          A.   Consultant's Expenses.  All expenses incurred by Consultant in
               ---------------------
representing INSYNQ including, but not limited to entertainment, shall be paid by Consultant

          B.   Consulting Fee.  INSYNQ shall pay to Consultant a consulting fee
               --------------
during the tem of this agreement of Fifteen Thousand Dollars ($15,000.00) in the form of shares of common stock at Ninety-Six and 75/100 cents Per Share ($.9675), payable at the inception of this agreement. The shares shall be awarded as part of the Consultants Stock Plan and filed as part of the S-8 registration.

          C.   Registration of Shares.  The shares shall be registered at
               ----------------------
issuance and be issued no later than forty five (45) days from the inception of this agreement.

     6.   Status of Consultant as Independent Contractor.  Consultant shall
          ----------------------------------------------
perform her services hereunder as an independent contractor. Consultant shall not be deemed an Consultant of INSYNQ for any purpose. INSYNQ is interested only in the results obtained by Consultant and, with the exception of general policy statements and regulations adopted by INSYNQ from time to time respecting the conduct of business hereunder, implemented for the purpose of insuring satisfactory performance of this Agreement and the preservation of INSYNQ's goodwill, INSYNQ shall have no control over the manner or means by which Consultant performs its services under this Agreement. Consultant shall have the obligation to supervise and control the persons hired or engaged by it and Consultant shall be solely responsible for the acts of its agents and/or Consultants. Consultant warrants and represents that all persons hired or engaged by Consultant shall be subject to each and all of the terms, provisions and conditions of this Agreement applying to Consultant. Consultant shall have, as between the parties, the exclusive right to select engage, and fix the compensation of or discharge its agents and/or Consultants and shall, with respect to all such persons, perform all obligations and discharge all liabilities imposed upon employers under labor, wage-hours, workers compensation, unemployment compensation or insurance, social security and other federal, state, and municipal laws and regulations. Consultant shall not list the offices of INSYNQ as Consultant's place of business,

     7.   Limitation of Authority.  Consultant's authority is strictly limited
          -----------------------
to the terms of this engagement as set forth in this agreement. Except as expressly provided herein, Consultant shall have no right or power to enter into a contract or commitment on behalf of INSYNQ or to bind or obligate or to incur obligations or liabilities on behalf of INSYNQ in any manner unless such authority is expressly granted in a writing duly executed by and on behalf of INSYNQ. Without limiting the generality of the foregoing, neither party shall have any authority to employ or engage the services of any person on behalf of the other.

     8.   Compliance with Laws.  In performing its duties hereunder, Consultant
          --------------------
and INSYNQ shall each shall comply with all applicable laws, ordinances, codes, regulations or orders as may be in effect in each jurisdiction in which services am performed, whether municipal, county, state or federal.

     9.   Confidentiality.  During the performance of services under this
          ---------------
agreement Consultant will receive information regarding INSYNQ's business, including, but not limited to, information about INSYNQ's products, processes, know-how, designs, customers, customer lists, business plans, marketing plans and strategies, strategic partners, price lists and pricing strategies, and other subject matter pertaining to the business of INSYNQ and its clients, licensees and affiliates. Consultant acknowledges that such information constitutes valuable trade secrets belonging to INSYNQ and Consultant agrees to keep all such information confidential, except as INSYNQ may otherwise consent in writing, and not to disclose, or make any use of such confidential information (other than for the benefit of INSYNQ) at any time either during or subsequent to Consultant's engagement under this agreement. Upon termination of this agreement, Consultant shall account for and surrender to INSYNQ all records, samples, displays, books, price lists, customer lists and all computer files, recording tapes, transcriptions, notebooks, or other media containing any information which is confidential and proprietary to INSYNQ, and all other property or things of value belonging to INSYNQ in Consultant's possession or under Consultant's control. The confidentiality provisions herein do not apply to information which Consultant can show by prior written documents (i) was in the public domain or publicly known or available prior to the date of disclosure, (ii) becomes generally available to the public other d= as a result of a disclosure by Consultant, or its Consultants, agents, advisors, representative, and affiliates, or (iii) becomes available to Consultant on a non-confidential basis from a source other than any party named in this Agreement, or their respective advisors, provided that such sources am not known by Consultant to be bound by a confidentiality agreement with or obligation of secrecy to any party with respect to such information,

     10.  Work Product Proprietary to INSYNQ.  All ideas, concepts, themes,
          ----------------------------------
designs, works of art, compositions, inventions, processes, improvements or other creations of Consultant, its agents or Consultants, conceived, produced, or developed for INSYNQ pursuant to this agreement, either individually or jointly in collaboration with others, shall belong to and be the sole and exclusive property of INSYNQ. Consultant shall cooperate with any efforts by INSYNQ to obtain copyrights, trademarks, patents, or any other form of protection of intellectual property, including, upon INSYNQ's request, assisting in completing and executing applications for registration of the work with the appropriate office or agency.

     11.  Arbitration.  The Consultant and the Company shall submit to mandatory
          -----------
binding arbitration in any controversy or claim arising out of, or relating to, this Agreement or any breach hereof Such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect at that time, and judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator is hereby authorized to award to the prevailing party the costs (including reasonable attorneys' fees and expenses) of any such arbitration.

     12.  Miscellaneous.
          -------------

          A.   No Assignment.  The services of Consultant under this agreement
               -------------
are unique and of unusual value to INSYNQ based on the personal skills and expertise possessed by Consultant and its key Consultants. Consultant shall not assign this agreement or its rights hereunder without the written consent of INSYNQ. INSYNQ shall not assign this agreement or its rights hereunder without the written consent of Consultant,

          B.   Governing Law.  The laws of the State of Washington applicable to
               -------------
contracts made and to be performed in the State of Washington shall govern in any dispute arising out of or under this appointment or any sales made by INSYNQ.

          C.   Hold Harmless.  Each party shall indemnify and hold the other
               -------------
harmless from and against any and all liability, loss, costs, expenses, including without limitation reasonable attorneys' fees and costs of suit, or damages however caused by reason of any injury (whether to body, property, or personal of business character or reputation) sustained by any person or to any person or to property by reason of any act, neglect, default or omission of said party or any of its Consultants, agents or representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own act(s), omission, or negligence,

          D.   Notices.  Any notices to be given pursuant to this agreement by
               -------
either party shall be in writing and shall be deemed given as follows:

               (a) when personally delivered to the intended recipient;

               (b) when sent by certified or registered mail, upon the date on which a return receipt was signed by the intended recipient;

               (c) twenty-four (24) hours after deposit for next day delivery, properly addressed, postage and/or few prepaid or charged to the sender's account with the United States Postal Service Express Mail, Federal Express, United Parcel Service, DHL WorldWide Express, Airborne Express, or other equivalent -carrier (unless said twenty-four hour period expires on a Sunday or legal holiday, in which case Notice shall be deemed given forty-eight (48) hours after deposit with a carrier named above);

               (d) when transmitted by electronic means, and such transmission is electronically confirmed by the intended recipient as having been received; or

               (e) when transmitted or delivered by any of the means described in Section 12.D(a) through (d), and the patty accepting or signing for said delivery or confirming receipt thereof at the home or office of the intended recipient is a party whom the sender has reason to believe will promptly communicate the notice to the recipient.

     For purposes of mail or overnight delivery, a properly addressed notice shall be addressed as follows:

     To INSYNQ:

        John P. Gorst, Chief Executive Officer
        INSYNQ Management, Inc.
        1101 Broadway Plaza
        Tacoma, WA 98402

     To Consultant:

        Summer J. Mathews, President
        My Partner Online, Inc.
        705 South Ninth Street, #104
        Post Office Box 1996
        Tacoma, WA 98401-1996

          E.   Waiver of Breach.  The waiver by INSYNQ or Consultant of the
               ----------------
breach of any provision of this agreement by the other party, or the failure to exercise any right granted under this agreement shall not operate or be construed as the waiver of any subsequent breach by the other party or the waiver of the right to exercise any such right in the future.

          F.   Entire Agreement.  This agreement, together with any promotion
               ----------------
orders executed by the parties pursuant to this agreement, sets forth the entire understanding and agreement between the parties with respect to the services to be performed for INSYNQ by Consultant. No modification or amendment to any of the provisions of this agreement shall have any force or effect unless in writing and signed by both parties.

          G.   Binding Effect.  Subject to the restriction upon assignment by
               --------------
Consultant contained in paragraph 12.A hereof, this Agreement shall be binding upon and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto.

          H.   Titles.  The headings or titles to the paragraphs of this
               ------
appointment are intended for convenience only and shall have no effect upon the construction or interpretation of any part of this Agreement.

          I.   Attorneys' Fees.  In the event that any arbitration shall be
               ---------------
commenced by either party arising out of the interpretation or enforcement of this agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs of suit incurred therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the day first above written,

                              INSYNQ MANAGEMENT, INC.


                              By: /s/ John P. Gorst
                                 --------------------------------------------
                                   John P. Gorst, Chief Executive Officer


                              CONSULTANT


                              By: /s/ Summer J. Mathews
                                 --------------------------------------------
                                   Summer J. Mathews, President & Consultant

                      NONQUALIFIED STOCK OPTION AGREEMENT
                            UNDER THE INSYNQ, INC.
                         2000 LONG TERM INCENTIVE PLAN


     Date of Grant:      November 28, 2000

     Name of Optionee:   My Partner Online and Summer J. Mathews

     Number of Shares:   15,504

     Price Per Share:    $.967501, (One Cent)

          INSYNQ, Inc. (the "Company"), hereby grants to the above-named Optionee (the "Optionee") an option (the "Option") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.001 par value (the "Stock"), of the Company set forth above pursuant to INSYNQ, Inc. 2000 Long Term Incentive Plan (the "Plan"). This Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.   Terms.  The terms and conditions of the Option granted hereby, to the
          -----
extent not controlled by the terms and conditions contained in the Plan, are as follows:

          a.  Price.  The price at which each share of Stock subject to this
              -----
     Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to the terms of the Plan.

          b.  Exercise and Vesting.  This Option shall be fully vested on the
              --------------------
     Date of Grant and may be exercise only during the period between on December 1, 2000 and February 28, 2001. This Option may be exercised in whole or in part. Except as set forth in Section 4 hereof, (i) the Optionee may not exercise this Option unless at the time of exercise he has been in the employ of the Company and/or a Subsidiary of the Company continuously since the date of the grant of this Option, and (ii) the unvested portion of this Option shall terminate and be forfeited immediately on the date the Optionee ceases to be a full-time employee of the Company. This Option shall be exercisable during the lifetime of the Optionee only by him or his guardian or legal representative. Neither the Optionee nor any person exercising this Option pursuant to Section 4 hereof may exercise this Option for a fraction of a share.

     2.   Exercise and Payment.
          --------------------

          a.  Manner of Exercise. The Optionee (or his representative, guardian,
              ------------------
     devisee or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of stock by giving written notice of exercise to the Company, in form satisfactory to the Board, specifying the number of shares to be purchased and accompanying such notice with payment of the full purchase price therefor in (i) lawful United States currency or (ii) partially or entirely in whole shares of Stock of the Company with a Fair Market Value Per Share (as defined in the
     Plan) equal to the Option price for such number of shares as of the close of business on the immediately preceding business day, with the balance, if any, to be paid in cash. This Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller. The election shall state the address to which dividends, notices, reports, etc. are to be sent, and shall contain the Optionee's social security number. Only one (1) certificate evidencing the Stock will be issued unless the Optionee otherwise requests in writing. Shares of Stock purchased upon exercise of the Option will be issued in the name of the Optionee. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Company in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

          b.  Payment.  Payment shall be in cash, or by certified or cashier's
              -------
     check payable to the order of the Company, free from all collection charges. Notwithstanding the preceding, at the direction of the Board, payment may be made by delivery of shares of Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Stock. Options shall be deemed to have been exercised on the first date upon which the Company receives the notice of exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this Agreement.

          c.  Shareholder's Agreement.  Prior to the issuance of any shares of
              -----------------------
     Stock under this Agreement and the Plan, the Participant shall execute a copy of the then applicable shareholders agreement of XCEL Management, Inc.

     3.   The Plan and the Committee.  It is understood that the Plan is
          --------------------------
incorporated herein by reference and made a part of this Agreement as if fully set forth herein. The Plan shall control in the event there shall be any conflict between the Plan and this Agreement, and it shall control as to any matters not contained in this Agreement. Terms used in this Agreement which are defined in the Plan shall have the same meanings in this Agreement as are assigned to such terms in the Plan. The Committee shall have authority to make constructions of this Agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this Agreement, and to prescribe rules and regulations relating to the administration of this Option and other Options granted under the Plan.

     4.   Withholding Tax.  Prior to the exercise of this Option, and as a
          ---------------
condition to the Company's obligation to deliver shares upon such exercise, or in connection with any disposition of shares acquired pursuant to such exercise, the holder of this Option shall make arrangements satisfactory to the Company for the payment of any applicable federal or other withholding taxes payable as a result thereof, which the Optionee may elect to satisfy by instructing the Company to retain a sufficient number of shares of Stock to cover the amount required to be withheld.

     5.   Termination of Employment.  If Optionee's employment relationship with
          -------------------------
the Company shall be terminated by the Company for Cause (as defined below) prior to the expiration or earlier termination of this Option, then all rights of such Optionee under this Agreement shall terminate and shall be forfeited effective as of the date of such termination of employment relationship. If Optionee's employment relationship with the Company shall terminate for any reason other than for Cause (as defined below), then Optionee shall be entitled to exercise the option (to the extent vested) for a period of ninety (90) days following the date of such termination. Following such ninety (90)-day period, all rights of such Optionee under this Agreement shall terminate and shall be forfeited. For purposes hereof, the term "Cause" shall mean conduct involving one or more of the following as determined by the Company in its reasonable discretion:

          (a) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of the Optionee's employment or consulting relationship with the Company;

          (b) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company;

          (c) the commission of an act of embezzlement or fraud;

          (d) deliberate disregard of the rules or policies of the Company which results in direct or indirect loss, damage or injury to the Company;

          (e) the unauthorized disclosure of any trade secret or confidential information of the Company; or

          (f) the commission of an act that constitutes unfair competition with the Company or which induces any customer or supplier to break a contract with the Company.

     6.   Death or Disability.  In the event of termination of employment by
          -------------------
reason of disability (of which the Committee shall be the sole judge) or the death of the Optionee while he is an employee of the Company or a Subsidiary of the Company, this Option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this Option or within twelve (12) months after the date of death or termination of employment, whichever is the shorter period, by the person or persons specified in the Optionee's will or, if the Optionee shall have failed to make specific provision in his will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the Optionee's guardian or legal representative.

     7.   Compliance with Laws.  Each exercise of this Option shall, at the
          --------------------
election of the Committee, be contingent upon receipt by the Company from the holder of this Option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this Option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. This Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Stock subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the issuance or delivery of shares hereunder, this Option may not be exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     8.   Rights as a Shareholder.  Neither the Optionee nor his guardian or
          -----------------------
legal representatives shall be or have any of the rights or privileges of a shareholder of the Company in respect of any of the shares deliverable upon the exercise of this Option unless and until certificates representing such shares shall have been issued and delivered.

     9.   No Right of Employment.  Neither the granting of this Option, the
          ----------------------
exercise of any part hereof, nor any provision of the Plan or this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary of the Company to employ the Optionee for any specified period.

     10.  Representation of Optionee.  Optionee hereby represents and warrants
          --------------------------
to the Company that, if the option is exercised, the shares of Stock shall be acquired solely for Optionee's own account, for investment purposes only and not with a view to the distribution or resale thereof. Optionee understands and acknowledges that (i) the share of Stock are unregistered and may not be sold unless they are subsequently registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration is available; (ii) the exemption from registration under Rule 144 under the Securities Act may not ever become available; and (iii) the Company is under no obligation to register the shares of Stock under the Securities Act or any state securities law or to make Rule 144 (or any other exemption) available.

     11.  Non-Transferability.  Except as otherwise provided in this Agreement,
          -------------------
this Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or any right or privilege conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

     12.  Notice.  Every notice or other communication relating to this
          ------
Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended, in each case properly addressed, if to the Company, at the address of its executive offices in Tacoma, Washington, Attention: Chief Executive Officer, or if mailed or delivered to the Optionee, at the address set forth below his signature to this Agreement (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

     13.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of Washington, other than with respect to choice of laws rules and principles. The Optionee consents to personal jurisdiction in any action brought in any court, federal or state, within the State of Washington having subject matter jurisdiction in the matter.

     14.  Entire Agreement.  This Agreement is the complete agreement and
          ----------------
understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations, either oral or written, between the parties that may have related to the subject matter hereof in any way. No change or modification of this Agreement shall be valid or binding on the parties hereto, nor shall any waver of any term or condition in the future be so binding, unless such change or modification or waver shall be in writing and signed by the parties hereto.

     15.  Severability.  In the event any provision of this Agreement is held to
          ------------
be unenforceable for any reason, the unenforceability thereof will not affect the remainder of the Agreement, which shall remain in full force and effect and enforceable in accordance with its terms. However, if any provision of this Agreement is held to be unenforceable and such unenforceability shall substantially alter this Agreement or change the intent and/or effect hereof, the parties hereby agree to amend and/or modify this Agreement sufficiently to restore the original intended effect or, as close thereto as possible.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its duly authorized officer on the date first above written, and the Optionee has hereunto set his hand on such date.

                              COMPANY:

                              INSYNQ, INC.


                              By: /s/ John P. Gorst
                                 ------------------------------------------
                                    Its:  Chairman/CEO


                              MY PARTNER ONLINE:

                                /s/
                              ---------------------------------------------
                              My Partner Online, Inc.

                              Its:  President

                              INDIVIDUAL:

                                /s/ Summer J. Mathews
                              ---------------------------------------------
                              Summer J. Mathews

                                  EXHIBIT "A"
                                  -----------

                              NOTICE OF EXERCISE
                   (To be executed by Holder to exercise the
                         Warrant in whole or in part)



Insynq, Inc.
1101 Broadway Plaza
Tacoma, Washington  98402

     Re: Option to Purchase Common Stock dated November 28 by and between the Company and My Partner Online, Inc. and Summer J. Mathews (the "Option")

Dear Sir or Madam:

     The undersigned holder irrevocably elects to exercise the Option of Insynq, Inc. to purchase 15,504 shares of Common Stock of Insynq, Inc. (the "Company") subject to the Option, and hereby makes payment of the amount of $15,000.12 in the manner described below, representing the Exercise Price per share of Common Stock multiplied by the number of shares of Common Stock to be purchased pursuant to this exercise.


                                        By: /s/ Summer J. Mathews
                                           ------------------------------------
                                                Summer J. Mathews

$  .12 cash
$ _____ certified or bank cashier's check
$___________ wire transfer


                             EXHIBIT "I" - Page 1